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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    -----


                                   FORM 8-K

                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) October 10, 1997


                          Delta Funding Corporation
            (Exact name of registrant as specified in its charter)


       New York                    333-3418           11-2609517
(State or other jurisdiction       (Commission       (IRS Employer
 of incorporation)                 File Number)       ID Number)


1000 Woodbury Road, Woodbury,  New York                       11797
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number,
 including area code:                                  (516) 364-8500



                          N/A
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement in connection with the issuance by Delta Funding Home Equity Loan Trust 1997-3 of Home Equity Loan Asset-Backed Certificates, Series 1997-3.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

       4.1     Pooling and Servicing Agreement.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             DELTA FUNDING CORPORATION


                             By: /s/Michele Loesch
                                --------------------
                              Name: Michele Loesch
                              Title: Vice President


Dated: October 10, 1997

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                                EXHIBIT INDEX

Exhibit                                                                Page

 4.1   Pooling and Servicing Agreement